EXHIBIT 99.1

Tiptree and Warburg Pincus Announce Closing of Fortegra Sale

GREENWICH, Conn., May 29, 2026 – (BUSINESS WIRE) – Tiptree Inc. (NASDAQ: TIPT) (the “Company” or “Tiptree”) and Warburg Pincus LLC (“Warburg Pincus”) today announced the successful closing of the previously disclosed sale of The Fortegra Group, Inc. (“Fortegra”), a leading specialty insurer, to DB Insurance Co., Ltd., Korea's leading property and casualty insurer.

“We are pleased to have successfully completed the sale of Fortegra, which represents the culmination of a multi-year strategy to build and scale a global specialty insurance platform,” said Michael Barnes, Chairman and CEO of Tiptree. “Looking ahead, we are well positioned to focus on the next phase of our strategy—driving long-term value through disciplined capital allocation and strategic acquisitions, with a particular emphasis on financial services, including insurance, asset management, and specialty finance.”

“We have greatly valued the opportunity to work alongside Rick, the Fortegra management team and our partners at Tiptree during this important period for the company. As the company enters this next phase, Fortegra is coming from a place of strength, and we look forward to following their future success,” said Dan Zilberman, Global Head of Capital Solutions and Global Co-Head of Financial Services at Warburg Pincus.

The transaction represents a significant milestone in Tiptree’s evolution and unlocks substantial capital to enhance shareholder value, including:

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Strengthened balance sheet, with substantial cash proceeds, resulting in approximately $23.80 of pro-forma book value per diluted share.
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Enhanced financial flexibility to pursue value-accretive capital allocation opportunities.
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Authorization of a new $20 million share repurchase program, reflecting confidence in the Company’s intrinsic value.

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including insurance, asset management, specialty finance, and real estate sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

About Warburg Pincus

Warburg Pincus LLC is the pioneer of global growth investing. A private partnership since 1966, the firm has the flexibility and experience to focus on helping investors and management teams achieve enduring success across market cycles. Today, the firm has more than $100 billion in assets under management, and more than 215 companies in its active portfolio, diversified across stages, sectors, and geographies. Warburg Pincus has invested in more than 1,100 companies across its private equity, real estate, and capital solutions strategies.

Warburg Pincus has been a leading investor in the insurance industry for 30 years, investing more than $5 billion in equity capital across more than 20 investments, globally. These investments include Aeolus Re, Arch Capital, Fetch Pet Insurance, Foundation Risk Partners, ICICI Lombard Insurance, K2 Insurance Services, Keystone Agency Partners, McGill & Partners, ParetoHealth, RenaissanceRe, and Somers Re, amongst others.

The firm is headquartered in New York with more than 15 offices globally. For more information, please visit www.warburgpincus.com or follow us on LinkedIn and YouTube.

Forward-Looking Statements

This communication contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations for our businesses and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in the

Company’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this communication. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.